Exhibit 99.1

Noventiq and Corner Growth Acquisition Corp. Publish Investor Presentation and Host Webcast Discussing Business Momentum and Financial Outlook

•	On May 4, 2023, Noventiq and Corner Growth entered into a business combination agreement that is expected to result in the combined company being listed on Nasdaq under the symbol “NVIQ”.

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Noventiq reported record gross revenue of $1.6 billion for FY23 (the 12 months ended March 31, 2023), delivering an increase of 52% in constant currency. Gross margin for the year was 15%, excluding the impact of changes in accounting policy under IAS 8.

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Noventiq is targeting gross revenue of at least $2.1B for FY24 (the 12 Months ending March 31, 2024), representing at least 34% growth in reported currency. This level of gross revenue growth would represent almost doubling the size of the business over two years. The company is targeting gross profit of $240 million, which would represent 36% growth for FY24. Noventiq aims to deliver adjusted EBITDA of $65 million, implying a margin on gross profit of 27% for FY24.

•	A webcast with Noventiq and Corner Growth leadership and an associated investor presentation is available at https://noventiq.com/investor-relations/nasdaq-materials.

LONDON and PALO ALTO, Calif. – June 13, 2023 – Noventiq (LSE: NVIQ) (“Noventiq”), a global digital transformation and cybersecurity solutions and services provider, and Corner Growth Acquisition Corp.

(Nasdaq: COOL) (“Corner Growth”), a special purpose acquisition company led by veteran technology investors (“Sponsors”), today published their investor presentation and will host a conference call and webcast to discuss the proposed transaction, business momentum, recently reported results and its financial outlook.

Hervé Tessler, CEO of Noventiq Group, Said:

“Noventiq is leading the charge in delivering digital transformation to high growth markets. Strength in our recently reported FY23 results, combined with the healthy outlook we are providing today, reaffirms our commitment to delivering profitable growth and driving value for all our stakeholders. With a highly reputable partner in Corner Growth, we are confident that our proposed Nasdaq listing will open a pathway for broader participation by public investors.”

Marvin Tien, Co-Chairman & CEO of Corner Growth, Said:

“We believe Noventiq is a truly transformative company, one that can contribute meaningfully to value-creation and growth for its vendors and customers globally. Led by an impressive management team, Noventiq has demonstrated a consistent track record of profitable execution, making the company a great fit for Corner Growth and for the US public markets.”

Business Combination Agreement

As previously announced on May 4, 2023, Noventiq and Corner Growth entered into a business combination agreement that is expected to result in the combined company (“Combined Company”) being listed on Nasdaq under the symbol “NVIQ”. The proposed business combination (“Business Combination”) is expected to provide Noventiq with improved access to new sources of capital, accelerate M&A opportunities, and enhance its reach and capabilities in fast-growing technology development in cybersecurity, generative AI, and other high-margin solutions and tools.

Strong Q4 and FY 2023 Financial Results

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Record gross revenue of $1.6 billion for FY23, an increase of 40% in USD, and 52% in constant currency. This represents approximately $500 million incremental gross revenue over the prior year, and includes record gross revenue of $480.7 million for the fourth quarter, an increase of 46% in USD, and 59% in constant currency.

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Gross profit in the fourth quarter was $52.6 million, an increase of 61.1%. For FY23, gross profit was $176.3 million, an increase of 50.7%. In Q4, the company implemented a change in accounting policy under IAS 8 which impacted Gross Profit by $15.2 million in Q4, and $58.7 million in FY23. Adjusting for this, gross profit was $67.7 million in Q4, and $235 million for FY23.

•	Adjusted EBITDA was $32.5 million for FY23. Adjusted EBITDA in the fourth quarter was $11.6 million, reflecting a margin on gross profit of 22.1%.

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The company exceeded all key elements of its business outlook for the full year. This was driven by broad based geographic gross revenue growth, with double-digit increases across all four regions in FY23, including strength in India.

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Noventiq reported broad based strength with double or triple-digit growth across its three business segments for FY23. Services gross revenue growth was 109%, which represented 41% share of gross profit. Hardware gross revenue growth was 185%, and Software & Cloud gross revenue growth was 29%.

•	Recurring gross revenue was 69% in FY23, with growth of 41% in USD year-over-year.

FY 2023 Business Highlights

•	Expanded geographic footprint, establishing presence in eight new countries this year.

•	Destination for talent, with 6,400 people, up 70% year-over-year overall, and up 81% in Services.

•	Enhancing Microsoft capabilities and expanding in existing and new geographies.

•	Investment in growth based on capabilities related to key vendors including AWS, Apple, and Google.

•	Continued investment and execution of M&A strategy with seven transactions announced, enhancing skills, capabilities and geographic presence.

Business Outlook

The company is providing a business outlook for FY24. The business outlook reflects a continuation of a solid demand environment. While the company expects continued strong demand from its customers for digital transformation, it remains mindful of the continued broader economic and geopolitical uncertainty.

For FY24, Noventiq is targeting gross revenue of at least $2.1B, representing at least 34% growth in reported currency. This level of gross revenue growth would represent almost doubling the size of the business over two years.

The company is targeting gross profit of $240 million, which would represent 36% growth, and adjusted EBITDA of $65 million, which is a 27% margin on gross profit. Similar to last year, based on the timing impact of investments, and the seasonality of its business, Noventiq expects adjusted EBITDA margin to be lower than the full year range in the first half of the year and higher in the second half.

Transaction Summary

Upon closing of the transaction, and assuming no stockholders of Corner Growth redeem their shares, Noventiq will have $278 million pro forma cash on balance sheet, consisting of $112 million in anticipated new financing proceeds and $135 million in existing cash (as of 3/31/2023), less $25 million in transaction fees. Existing Noventiq shareholders are expected to own 82.2% of the fully diluted shares of the Combined Company, with public stockholders of Corner Growth expected to own 11.9%, and the Sponsors expected to own 5.9%.

The Combined Company will operate under the same management team, including Hervé Tessler, Chief Executive Officer, Sergey Chernovolenko, President & Chief Operating Officer, and Burak Ozer, Chief Financial Officer with current Noventiq shareholders rolling 100% of their equity into the Combined Company.

The transaction, which has been approved unanimously by the Boards of Directors of both Noventiq and Corner Growth, is subject to approval by Corner Growth’s and Noventiq’s stockholders and subject to other customary closing conditions, including the receipt of certain regulatory approvals, and is expected to close in the second half of calendar year 2023.

Additional information about the proposed transaction, including a copy of the business combination agreement will be provided in a Current Report on Form 8-K to be filed by Corner Growth with the Securities and Exchange Commission (“SEC”) and will be available at www.sec.gov.

Investor Conference Call Information

Noventiq and Corner Growth leadership will host a joint investor conference call to discuss the proposed transaction today, June 13, 2023, at 8:30 a.m. ET. A webcast of the prepared remarks, as well as an associated investor presentation, can be accessed on the Noventiq investor relations website at https://noventiq.com/investor-relations/nasdaq-materials.

Additional Information about the Transaction and Where to Find It

In connection with the Business Combination, Corner Growth intends to file with the SEC and Registration

Statement on Form F-4 (the “Registration Statement”), which will include a preliminary prospectus and preliminary proxy statement. Corner Growth will mail a definitive proxy statement and other relevant documents to its shareholders. This communication is not a substitute for the Registration Statement, the definitive proxy statement or any other document that Corner Growth will send to its shareholders in connection with the Business Combination. Investors and security holders of Corner Growth are advised to read, when available, the proxy statement in connection with Corner Growth’s solicitation of proxies for its special meeting of shareholders to be held to approve the Business Combination (and related matters) because the proxy statement will contain important information about the Business Combination and the parties to the Business Combination. The definitive proxy statement will be mailed to shareholders of Corner Growth as of a record date to be established for voting on the Business Combination. Shareholders will also be able to obtain copies of the proxy statement, without charge, once available, at the SEC’s website www.sec.gov or by directing a request to: ryan.flanagan@icrinc.com.

Participants in the Solicitation

Corner Growth, Noventiq and their respective directors, executive officers, other members of management, and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of Corner Growth’s shareholders in connection with the Business Combination. Investors and security holders may obtain more detailed information regarding the names and interests in the Business Combination of Corner Growth’s directors and officers in Corner Growth’s filings with the SEC including the Registration Statement to be filed with the SEC by Corner Growth, which will include the proxy statement Corner Growth for the Business Combination, and such information and names of Noventiq’s directors and executive officers will also be in the Registration Statement filed with the SEC by Corner Growth, which will include the proxy statement of Corner Growth for the Business Combination.

About Noventiq

Noventiq is a leading global solutions and services provider in digital transformation and cybersecurity, headquartered in London. Noventiq enables, facilitates and accelerates the digital transformation of its customers’ businesses, connecting over 80,000 organizations from all industries with hundreds of best-in-class IT vendors, and delivering its own services and solutions.

Noventiq delivered gross revenue of approximately US$1.6 billion in the fiscal year of 2023. Noventiq’s c. 6,400 employees work in almost 60 countries throughout Asia, Latin America, Europe, The Middle East and Africa – with a focus on markets with significant growth potential.

Additional information about Noventiq can be found here: https://noventiq.com/investor-relations

About Corner Growth Acquisition Corp.

Corner Growth Acquisition Corp. (Nasdaq: COOL) is a special purpose acquisition company (SPAC) focused on partnering with a high growth technology company. Corner Growth’s mission is to deliver value to its investors by providing a compelling alternative to a traditional public offering. Corner Growth is uniquely positioned to deliver on its value-add approach given its management team’s history, experience, relationships, leadership and track record in identifying and investing in disruptive technology companies across all technology verticals.

Corner Growth also brings a group of highly respected investment professionals, with strong track records and deep individual experience in SPAC and de-SPAC processes, a rolodex of premier public market investors, and a team of advisors who offer experience and access to networks across a broad functional and physical geography.

Forward Looking Statements

Certain statements made herein that are not historical facts are forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “target,” “aim,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding future events, the Business Combination between Corner Growth and Noventiq, the estimated or anticipated future results and benefits of the Combined Company following the Business Combination, including the likelihood and ability of the parties to successfully consummate the Business Combination, future opportunities for the Combined Company, statements regarding Noventiq’s future financial position, and other statements that are not historical facts. These statements are based on the current expectations of Corner Growth’s management and/or Noventiq’s management, as applicable, and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on, by any investor as a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Corner Growth and Noventiq. These statements are subject to a number of risks and uncertainties regarding Noventiq’s business, Corner Growth’s businesses and the Business Combination, and actual results may differ materially. These risks and uncertainties include, but are not limited to, general economic, political and business conditions; the inability of the parties to consummate the Business Combination or the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination Agreement; the outcome of any legal proceedings that may be instituted against the parties following the announcement of the Business Combination; the receipt of an unsolicited offer from another party for an alternative business transaction that could interfere with the Business Combination; the risk that the approval of the shareholders of Corner Growth or Noventiq for the potential transaction is not obtained; failure to realize the anticipated benefits of the Business Combination, including as a result of a delay in consummating the potential transaction or difficulty in integrating the businesses of Corner Growth or Noventiq; the risk that the Business Combination disrupts current plans and operations as a result of the announcement and consummation of the Business

Combination; the ability of the Combined Company to grow and manage growth profitably and retain its key employees; the amount of redemption requests made by Corner Growth’s shareholders; the inability to obtain or maintain the listing of the post-acquisition company’s securities on Nasdaq following the Business Combination; costs related to the Business Combination; the impact of competitive products and pricing on Noventiq; Noventiq’s ability to offer vendors’ products for sale to customers and to earn incentives on such sales; demand for Noventiq’s services and solutions; the ability of Noventiq to achieve operating synergies from acquired businesses; the successful integration of acquired businesses; breaches in cybersecurity or disruption to IT systems; Noventiq’s ability to attract, hire, train and retain experienced personnel; fluctuations in currency exchange rates; the ability to comply with the laws and regulations across the markets in which Noventiq operates; other risks and uncertainties detailed from time to time in Noventiq’s filings with regulatory authorities; and those factors discussed in Corner Growth’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, filed with the SEC on March 31, 2021, in Corner Growth’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, filed with the SEC on March 31, 2023, and other filings with the SEC. If any of these risks materialize or if assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that Corner Growth and/or Noventiq presently do not know or that Corner Growth and/or Noventiq currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements provide the expectations, plans or forecasts of future events and views of Corner Growth and/or Noventiq as of the date of this communication. Corner Growth and Noventiq anticipate that subsequent events and developments will cause their assessments to change. However, while Corner Growth and/or Noventiq may elect to update these forward-looking statements at some point in the future, Corner Growth and Noventiq specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Corner Growth’s and/or Noventiq’s assessments as of any date subsequent to the date of this communication. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Disclaimer

This release shall neither constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

The unaudited estimated financial results for Noventiq included in this release are preliminary and subject to revision based upon the completion of Noventiq’s fiscal year-end audit. As a result, Noventiq’s actual results for the fiscal year ended March 31, 2023 may differ materially from the estimated preliminary unaudited financial results upon the completion of the Noventiq’s financial closing procedures, as a result of the fiscal year-end audit, or upon occurrence of other developments that may arise prior to the time its financial results are finalized. Additional information and disclosures would be required for a more complete understanding of Noventiq’s financial position and results of operations as of, and for the fiscal year ended, March 31, 2023.

Noventiq Contacts

Investors:

Steven Salter

Global Investor Relations VP

IR@noventiq.com

Media:

Rocio Herraiz

Global Head of Communications

pr@noventiq.com

Corner Growth Contacts

Investors:

Ryan Flanagan, ICR

ryan.flanagan@icrinc.com

Media:

Brian Ruby, ICR

Brian.ruby@icrinc.com